GUIDESTONE FUNDS

Supplement dated March 7, 2008

to

Statement of Additional Information dated May 1, 2007 (as amended August 31, 2007)

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

In the section describing Control Persons of Sub-Advisers for the International Equity Fund on page 45 of the SAI, the paragraphs titled “Capital Guardian Trust Company”, “SSgA Funds Management, Inc.” and “Walter Scott & Partners Limited” should be deleted in their entirety and replaced with the following:

AQR Capital Management, LLC (“AQR”), Greenwich, Connecticut: At the inception of the firm, AQR was owned by its founding principals: Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David Kabiller, CFA, and Robert Krail. Since 2003, ownership expanded to include Bradley D. Asness, Brian K. Hurst, Jacques A. Friedman, Oktay Kurbanov, Ronen Israel and Lars Nielsen. Also, in November 2004, Affiliated Managers Group (NYSE: AMG) purchased a modest minority stake in AQR. AQR principals/employees continue to own the majority of AQR (i.e., greater than 75%) and maintain independence of the investment process and the management of the firm.

Lazard Asset Management LLC (“Lazard”), New York, New York: Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd, which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.” These interests are held by public stockholders as well as by current and former Managing Directors of Lazard Group LLC.

MFS Institutional Advisors, Inc. (“MFSI”), Boston, Massachusetts: MFSI is the global institutional subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a direct subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

McKinley Capital Management, Inc. (“McKinley”), Anchorage, Alaska: McKinley is an independently owned private corporation. Since 1998, the firm has implemented an Incentive Stock Option (“ISO”) Plan to facilitate future growth by attracting, retaining, and rewarding selected employees. The ISO Plans provide a mechanism through the ownership of nonvoting stock for succession planning and enhancement of the firm’s overall compensation structure. As of December 31, 2007, 31 professionals participated in the firm’s ISO Plans, and, on a fully diluted basis, held options to purchase approximately 26% of the firm’s common stock. Robert B. Gillam, founder, President and CEO, serves in a representative capacity for two separate trusts that presently are the sole shareholders.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Chicago, Illinois: UBS Global AM, One North Wacker Drive, Chicago, Illinois 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

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The Other Accounts Managed chart beginning on page 47 of the SAI is amended to remove the horizontal rows of information titled “Capital Guardian Trust Company”, “SSgA Funds Management, Inc.” and “Walter Scott & Partners Limited” and add the following which are current as of fiscal year ended December 31, 2007:

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within
each
category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Sub-Advisers
Portfolio Managers
AQR Capital Management, LLC
Clifford S. Asness, Ph.D.	19	$5,900	58	$12,300	63	$16,800	2	$100	15	$9,200	10	$2,400
John M. Liew, Ph.D.	18	$5,900	40	$10,700	40	$14,900	2	$100	12	$7,800	8	$2,100
Lazard Asset Management LLC*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Paul Moghtader, CFA
Craig Scholl, CFA
MFS Institutional Advisors, Inc.
Barry P. Dargen	6	$2,354	2	$226	8	$732	N/A	N/A	N/A	N/A	N/A	N/A
McKinley Capital Management, Inc.*	7	$1,628	2	$449	73	$15,430	N/A	N/A	N/A	N/A	2	$601
Robert B. Gillam
Robert A. Gillam
Greg Samorajski
Frederic Parke
Sheldon Lien
Brandon Rinner
Paul Hanson
Forrest Badgley

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Sub-Advisers
Portfolio Managers
UBS Global Asset Management (Americas) Inc.
Vincent Willyard	4	$1,082	4	$282	9	$823	N/A	N/A	N/A	N/A	N/A	N/A

*	The Sub-Adviser utilizes a team-based approach to portfolio management and each of the portfolio managers listed below are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

The Other Accounts Managed chart beginning on page 47 of the SAI is amended to remove the horizontal rows of information under the heading “TCW Investment Management” for Stephen A. Burlingame.

In the section describing Portfolio Manager Compensation beginning on page 55 of the SAI, the paragraphs titled “Capital Guardian Trust Company”, “SSgA Funds Management, Inc.” and “Walter Scott & Partners Limited” should be deleted in their entirety and add the following which are current as of the fiscal year ended December 31, 2007:

AQR Capital Management, LLC (“AQR”), Greenwich, Connecticut: AQR’s philosophy it to compensate people and incentivize them in a manner consistent with client objectives. In order to generate optimal performance, the firm seeks to reward financial innovation which AQR believes is best created through a team approach. AQR’s principals are compensated via a fixed base salary and profit sharing amount which is tied to their percentage of ownership of the firm. All other employees at AQR are paid based on a salary and bonus structure.

Lazard Asset Management LLC (“Lazard”), New York, New York: Compensation. Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. The quantitative compensation factors include: performance relative to applicable benchmark, performance relative to applicable peer group, absolute return, and assets under management. Each team is different and compensation according to the different criteria will differ from team to team. To the extent that compensation is based on performance, it is generally pre-tax and may be based on 1, 2 and 3 year returns. Compensation is also based on qualitative factors which include: leadership, mentoring, and teamwork.

Incentives. Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio managers and global analysts are encouraged to travel, develop linguistic skills and to attend seminars or classes that build upon their existing core of knowledge. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. Lazard believes that key professionals are likely to be attracted to and remain with Lazard because Lazard’s compensation structure amply rewards professionals for good performance.

Long Term Incentives – Equity Ownership. Effective January 2003, the Executive Committee of Lazard implemented an equity based incentive program for select Lazard professionals known as the Lazard Asset Management LLC Equity Plan (the “Plan”). This Plan gives certain Lazard employees a permanent equity interest (greater than 20%) in Lazard and an opportunity to participate in the future growth of Lazard. The Plan was designed to reflect on the past success and the future of Lazard. The Plan includes a multi-year vesting schedule and restrictive covenants that serve as a retention device. In addition, both investment professionals and other employees of Lazard have received and should continue to receive restricted stock units in Lazard Ltd (Lazard Ltd Equity Incentive Plan), which also has a multi-year vesting schedule and restrictive covenants. Lazard believes these equity plans represent an excellent opportunity for employees to share in the continued success of the firm, aligning their interest and performance even more closely with those of the clients.

MFS Institutional Advisors, Inc. (“MFSI”), Boston, Massachusetts: Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•	Performance Bonus – Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. (Generally, the benchmark index used is a benchmark index set forth in the Fund’s prospectus to which the Fund’s performance is compared.) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the Massachusetts Financial Services Company (“MFS”) Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

McKinley Capital Management, Inc. (“McKinley”), Anchorage, Alaska: Compensation to McKinley’s investment professionals comes in the form of a base salary, cash bonus and incentive stock options. The base salary is determined by the individual’s years of experience and market rates. The cash bonus and incentive stock option awards are based solely on the discretion of McKinley’s Executive Committee. There is no performance compensation for any portfolio manager with respect to the Fund.

McKinley also offers healthcare benefits, a 401(k) plan that includes firm matching of employee contributions, and career enhancement opportunities, including financial assistance for those seeking to further their education and/or professional credentials (e.g., university coursework, CFA exam seminars). McKinley is committed to offering a compensation package that will continue to attract, retain, and motivate talented professionals. Lifestyle and quality of life also play in a role in retaining and attracting professionals.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Chicago, Illinois: The compensation received by the portfolio managers at UBS Global AM, including the Fund’s portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. The compensation and benefits programs also align the interests of the investment professionals with the interests of UBS Global AM’s clients. Overall compensation can be grouped into three categories:

•	Competitive salary, benchmarked to maintain competitive compensation opportunities.

•	Annual bonus, tied to individual contributions and investment performance.

•	UBS equity awards, promoting company-wide success and employee retention.

Base Salary—Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual Bonuses—Annual bonuses are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. UBS Global AM strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals’ interests with those of UBS Global AM’s clients. Each portfolio manager’s bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund’s broad-based index over a three-year rolling period.

UBS AG Equity—Senior investment professionals, including the Fund’s portfolio managers, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG Equity shares or employee stock options. UBS Global AM believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS AG Equity stock with after-tax funds from their bonus and/or salary. Two UBS AG Equity stock options are given for each share acquired and held for two years. UBS Global AM feels this engages its employees as partners in the firm’s success, and helps to maximize its integrated business strategy.

The paragraphs titled “Capital Guardian Trust Company”, “SSgA Funds Management, Inc.” and “Walter Scott & Partners Limited” under the heading Appendix B – Proxy Voting beginning on page B-1 of the SAI should be deleted in their entirety and add the following:

AQR Capital Management, LLC (“AQR”), Greenwich, Connecticut. AQR’s authority to vote proxies for its clients is established by its investment advisory agreements or comparable documents. AQR has established proxy voting policies and procedures and the Compliance Department oversees the proxy voting process. The proxy voting procedures are designed to ensure that proxies are voted in the clients’ best interest. AQR will generally vote proxies

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according to the proxy voting guidelines developed by Institutional Shareholder Services, Inc. (“ISS”) and adopted by AQR. ISS is an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services.

In addition, the proxy voting policy includes guidelines for the Compliance Officer and General Counsel to follow if a material conflict of interest arises between AQR and/or its employees (including the Compliance Officer and General Counsel), and its clients to ensure any material conflict is resolved in the best interest of its clients. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer (“CCO”) and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR’s investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Lazard Asset Management LLC (“Lazard”), New York, New York. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of the Policy.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Administration and Implementation of Proxy Voting Process. Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operating Officer. Oversight of the process is provided by Lazard’s Legal/Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against a proposal, or that a proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with Lazard’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy

Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor Service.

MFS Institutional Advisors, Inc. (“MFSI”), Boston, Massachusetts. Massachusetts Financial Services Company, MFSI and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund, MFS will vote proxies on behalf of institutional clients and sub-advised funds, unless the client or adviser, as applicable, retains that obligation. When MFS votes proxies on behalf of institutional clients and sub-advised clients, MFS’s proxy voting policy (the “Proxy Policy”) implements standards that are reasonably designed to ensure that proxies are voted in the best long-term economic interests of its clients. The Proxy Policy provides standards for specific issues, including non-salary compensation programs, “golden parachutes,” anti-takeover measures and other corporate actions, auditor and board member independence and social issues. The Proxy Policy is given to the sub-advised fund’s adviser for board approval.

The Proxy Policy outlines the responsibilities of the Proxy Voting Committee, which oversees MFS’s proxy voting activities. The Proxy Voting Committee includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee monitors proxy voting for material conflicts of interest when MFS personnel seek to override the MFS Proxy Voting Policies and Procedures’ voting guidelines or on matters presented for vote that are not clearly governed by the guidelines. The Proxy Voting Committee considers special proxy issues as they arise.

Generally, under normal circumstances, MFS votes proxies in accordance with its predetermined proxy voting guidelines. If a conflict is determined to exist, voting will be conducted under the oversight of the Proxy Voting Committee. Similarly, the Proxy Voting Committee oversees voting for certain non-routine items, such as voting related to mergers and acquisitions. The MFS Proxy Voting Policies and Procedures contains policies that are designed to ensure that material conflicts of interest are avoided and/or resolved in a manner consistent with our fiduciary role and the best economic interests of our clients. In determining whether a conflict of interest exits, MFS will compare the issuer of the proxy to a list containing current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (collectively, “MFS Significant Client List”). If the issuer of the proxy is not on the MFS Significant Client List, then no material conflict of interest will be deemed to exist and the proxy will be voted as determined by the Proxy Voting Committee. Alternatively, if the issuer appears on the MFS Significant Client List, then a conflict of interest will be deemed to exist and at least one member of the Proxy Voting Committee will carefully evaluate the proposed vote to ensure that the proxy is voted in what MFS believes is in the best long-term economic interests of MFS’s clients.

MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements and that some items may not be clearly governed by the guidelines. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’s best judgment, consistent with the best long-term economic interests of clients. Institutional Shareholder Services, Inc. the proxy administrator, performs various proxy voting related services, which includes providing a report on proxy voting. MFS works with advisers of sub-advised funds in the compilation of data for Form N-PX and discloses to its clients how to obtain voting history information and provides such information upon request.

The Proxy Voting Committee reviews the policy and procedures at least annually and recommends any amendments considered to be necessary or advisable.

McKinley Capital Management, Inc. (“McKinley”), Anchorage, Alaska. Investment Advisers Act of 1940 Rule 206(4) imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that McKinley votes proxies in the best interests of clients who McKinley has voting authority and describes how the firm addresses material conflicts between its interests and those of its clients with respect to proxy voting. Clients may obtain a copy of this policy and a record of votes cast on behalf of their account by contacting the Compliance Officer at (907) 563-4488.

McKinley utilizes the services of an outside proxy firm, Institutional Shareholder Services, Inc. (“ISS”), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues.

The portfolio management area is responsible for deciding what is in the best interest of each particular client when determining how proxies are voted. McKinley defines the best interest of the client to mean best economic interest of the shareholders of the company. Some of the factors used to determine why McKinley considers its vote to have been made in the best interest of the clients include (but are not limited to):

(i)	If adopted, the proposal would have a positive economic effect on shareholder value;

(ii)	If adopted, the proposal would pose no threat to existing rights of shareholders;

(iii)	The dilution, if any, of existing shares that would result from adoption of the proposal is warranted by the benefits of the proposal; and

(iv)	If adopted, the proposal would not limit or impair the accountability of management and the board of directors to shareholders.

Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually direct McKinley to vote their proxies in a certain manner. In addition, there may be circumstances where proxies are not voted if voting would result in locking up the securities from being able to be sold prior to the shareholder meeting, known as “shareblocking.”

The portfolio management area is also responsible for monitoring corporate actions, ensuring the notifications from the custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in the portfolio management/accounting system.

Proxy Voting Process

When a new account is opened where McKinley is responsible for voting proxies, a letter is sent to the custodian informing them that ISS will act as the firm’s proxy voting agent for that account. McKinley notifies ISS and sends a daily holdings file on each account which is uploaded into ISS’s proprietary software.

ISS is responsible for: notifying McKinley in advance of the meeting; providing the appropriate proxies to be voted; and maintaining records of proxy statements received and votes cast. The compliance officer at McKinley is responsible for: maintaining the proxy policies and procedures; obtaining the appropriate guidance from the portfolio manager staff on how to vote; and determining when a potential conflict of interest exists (see below section). The operations department is responsible for: setting up new accounts; determining which accounts McKinley has proxy voting responsibilities for; maintaining documents created that were material to the voting decision – including those records required to document the basis for voting decisions; maintaining records of all communications received from clients requesting information on how their proxies were voted and McKinley’s responses; notifying clients how they can obtain voting records and polices and procedures; and when effective, for implementing appropriate mutual fund proxy voting disclosures.

Resolving Potential Conflicts of Interest

The compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

•	McKinley manages a pension plan, administers employee benefit plans, or provides brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies;

•	McKinley has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

•	McKinley or its principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In instances where a potential conflict of interest exists, the compliance officer will obtain client consent before voting. In the event the client is a registered mutual fund, the compliance officer will vote the shares in accordance with ISS recommended voting. For non mutual fund clients, the compliance officer will provide the client with sufficient information regarding the shareholder vote and the adviser’s potential conflict so that the client can make an informed decision whether or not to consent.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Chicago, Illinois. The Global Corporate Governance Principles (“Principles”) describe the approach of Equities, Fixed Income, and Global Investment Solutions investment areas of UBS Global AM to corporate governance and to the exercise of voting rights on behalf of clients (which include funds, individuals, pension schemes, and all other advisory clients).

Where clients of UBS Global AM have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS Global AM has a fiduciary duty to vote shares in the clients’ best interest. These Principles set forth UBS Global AM’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS Global AM.

Key Principles

UBS Global AM’s Principles are based on an active investment style and structure whereby the firm has detailed knowledge of the investments made on behalf of clients and therefore is in a position to judge what is in the best interests of clients as beneficial owners.

UBS Global AM believes voting rights have economic value and should be treated accordingly. Where UBS Global AM has been given the discretion to vote on clients’ behalves, the firm will exercise its delegated fiduciary responsibility by voting in a manner UBS Global AM believes will most favorably impact the economic value of the clients’ investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, UBS Global AM expects board members of companies in which the firm has invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

In serving the interests of clients, some capabilities within UBS Global AM may at times pursue differing approaches towards particular corporate governance issues, including how to vote or abstain on proposals. This reflects the diverse nature of UBS Global AM’s capabilities. However, in all cases the interests of clients will be paramount. Underlying UBS Global AM’s voting and corporate governance principles, the firm has two fundamental objectives:

1.	UBS Global AM seeks to act in the best financial interests of clients to enhance the long-term value of their investments.

2.	As an investment advisor, UBS Global AM has a strong commercial interest that companies which the firm invests on behalf of clients are successful. UBS Global AM promotes best practice in the boardroom.

To achieve these objectives, UBS Global AM has established these Principles, which the firm believes are designed to guide the exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize UBS Global AM’s philosophies across the firm’s offices worldwide. However, these Principles permit individual regions or countries within UBS Global AM the discretion to reflect local laws or standards where appropriate.

Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research services the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) believes that any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be take to ensure the independence of the registered public accounting firm.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

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